UNITED STATES
                     SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C.

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):  November 18, 2004

                          J NET ENTERPRISES, INC.
          ____________________________________________________
         (Exact name of registrant as specified in its charter)

Nevada                                   1-9728            88-0169922
____________________________  ________________________ ___________________
(State or other jurisdiction  (Commission File Number) (IRS Employer
of incorporation)                                      Identification No.)

4020 Lake Creek Drive, #100, Wilson Wyoming                  83014
___________________________________________                ________
Address of principal executive offices                     Zip Code

Registrant's telephone number, including area code:  307-739-8603

                                    N/A
      ____________________________________________________________
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
Item 7.01  Regulation FD Disclosure
Item 8.01  Other Events

On November 19, 2004, J Net Enterprises, Inc. (the "Company") issued a press release announcing the preliminary results of the Company's 2004 Annual Meeting of Stockholders.

The Company announced that all proposals presented in its Proxy Statement to Stockholders dated October 28, 2004 were approved.

Exhibits

10.1  2004 Omnibus Long-Term Incentive Compensation Plan
99.1  Press Release dated November 19, 2004.

                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 19, 2004                 J NET ENTERPRISES, INC.

                                         /s/ Mark E. Wilson
                                         _______________________________
                                         Name:  Mark E. Wilson
                                         Title:  Chief Financial Officer

                             INDEX TO EXHIBITS

Exhibit No.   Description
___________   ____________

10.1          2004 Omnibus Long-Term Incentive Compensation Plan
99.1          Press Release dated November 19, 2004